Exhibit 99.1
30th Annual J.P. Morgan Healthcare Conference January 11, 2012

Important Notice Not an Offer for Securities This presentation has been prepared by REVA Medical, Inc. (REVA or the Company) solely for its use at presentations to be made by the Company. This presentation does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in the Company nor does it constitute financial product advice nor take into account your investment objectives, taxation situation, financial situation or needs. An investor must not act on the basis of any matter contained in this presentation but must make its own assessment of the Company and conduct its own investigations and analysis. Information is a synopsis only This presentation only contains a synopsis of information on the Company and accordingly no reliance may be placed for any purpose whatsoever on the sufficiency or completeness of such information The information presented in this presentation is subject to change without notice and the Company does not have any responsibility or obligation to inform you of any matter arising or coming to their notice, after the date of this presentation, which may affect any matter referred to in this presentation. Currency references Financial amounts in this presentation are expressed in US Dollars., except where specifically noted. Forward looking Statements This presentation contains or may contain forward-looking statements that are based on management's beliefs, assumptions and expectations and on information currently available to management. All statements that are not historical, including those statements that address future operating performance and events or developments that we expect or anticipate will occur in the future, are forward-looking statements. You should not place undue reliance on these forward-looking statements. Although management believes these forward-looking statements are reasonable as and when made, forward-looking statements are subject to a number of risks and uncertainties that may cause our actual results to vary materially from those expressed in the forward-looking statements, including our ability to obtain the regulatory approvals required to market our ReZolve scaffold, our ability to timely and successfully complete our clinical trials, our ability to protect our intellectual property position, our ability to commercialize our products if and when approved, our ability to develop and commercialize new products, and our estimates regarding our capital requirements and financial performance, including profitability. Other risks and uncertainties that may cause our actual results to vary materially from any forward-looking statements are described in the "Risk Factors" section of our Annual Report on Form 10-K filed with the United States Securities and Exchange Commission (the "SEC") on March 30, 2011, as updated in our Quarterly Reports on Form 10-Q filed with the SEC for the periods ended March 31, 2011, June 30, 2011 and September 30, 2011. We may update our risk factors from time to time in our periodic reports or other current reports filed with the SEC. Any forward-looking statements in this announcement speak only as of the date when made. REVA does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Disclaimer This presentation has been prepared by the Company based on information which is available to it. The information contained in this presentation is an overview and does not contain all information necessary to make an investment decision. Although reasonable care has been taken to ensure that the facts stated in this presentation are accurate and that the opinions expressed are fair and reasonable, no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information and opinions contained in this presentation and no reliance should be placed on such information or opinions. To the maximum extent permitted by law, none of the Company, or any of its members, directors, officers, employees or agents, advisers nor any other person accepts any liability whatsoever for any loss, however arising, from the use of the presentation or its contents or otherwise arising in connection with it, including, without limitation, any liability arising from fault or negligence on the part of the Company or any of its directors, officers, employees or agents.

REstoring VAscular Function "We are devoted to developing and manufacturing novel polymer devices for the treatment of vascular disease that improve health and quality of life." Mission Statement

Leading the Way in Coronary Stent Technology REVA's drug-eluting bioresorbable stent potentially offers significant benefits for patients - answers a 25-year need Allows natural healing and may reduce long-term drug therapy $5 billion* annual worldwide market awaits next major advance Abbott and Biotronik are market "bow waves" - investing heavily, demonstrating clinical success, proving safety REVA commenced a pilot clinical study in December 2011 with CE Mark application targeted by the end of 2013 * JP Morgan Interventional Cardiology Market Model, June 15, 2011

Investment Highlights REVA's A$85 million IPO in 2010 structured to provide capital for commercialization/CE Mark Near-term milestones and path to market Clinical trial initiated December 2011; patient follow-up at 1, 6 and 12-month time points CE Mark application targeted by the end of 2013; sales in EU after approval REVA has option to accept distribution through BSC at 50% royalty to REVA Highly experienced management team, board and investors Substantial success and value creation in medical technologies Brookside Capital, Cerberus Capital Management, Domain Partners, Saints Capital, Medtronic and Boston Scientific Corporation Medtronic owns ~7%* * 2010 Annual Report on Form 10-K

Current Treatments for Coronary Artery Disease Leading cause of death in many developed countries Treatment evolution Open heart surgery - CABG Late 1970s - balloon angioplasty Early 1990s - bare metal stents 2002 to Today - drug-eluting stents Drug-eluting stents have reduced retreatment rate to less than 10% Drug-eluting stent products are at parity; stent prices decreasing Diagram Courtesy of the National Heart, Lung and Blood Institute as part of the National Institutes of Health and the US Department of Health and Human Services

The Promise of a Bioresorbable Stent Allows artery to heal, then goes away Restores natural movement of the artery May reduce or eliminate blood clots associated with permanent stents May reduce the need for anti-clotting drugs Ideal vehicle to treat vulnerable plaque in the future

Evolution of Coronary Stents Do we have the optimal technology? Excerpted from Presentation: Fully Bioabsorbable Devices: Potential for Improved Durability of Results Presented by Dr. Ian T. Meredith, Professor and Director of Monash HEART Monash Medical Centre, Southern Health, Melbourne

Disease Progression Occurring Earlier BMS and DES result in reduced target lesion revascularization but with the trade-off of earlier disease progression Excerpted from Presentation: Fully Bioabsorbable Devices: Potential for Improved Durability of Results Presented by Dr. Ian T. Meredith, Professor and Director of Monash HEART Monash Medical Centre, Southern Health, Melbourne

Flow disturbance around a stent strut may contribute to pathogenesis Excerpted from Presentation: Fully Bioabsorbable Devices: Potential for Improved Durability of Results Presented by Dr. Ian T. Meredith, Professor and Director of Monash HEART Monash Medical Centre, Southern Health, Melbourne

Disturbed flow shifts endothelial function toward atherosclerotic phenotype Excerpted from Presentation: Fully Bioabsorbable Devices: Potential for Improved Durability of Results Presented by Dr. Ian T. Meredith, Professor and Director of Monash HEART Monash Medical Centre, Southern Health, Melbourne

Natural History of Coronary Atherosclerosis Excerpted from Presentation: Fully Bioabsorbable Devices: Potential for Improved Durability of Results Presented by Dr. Ian T. Meredith, Professor and Director of Monash HEART Monash Medical Centre, Southern Health, Melbourne

Caging causes disorganized cell alignment Seliktar, D. et al. Ann Biomed Eng.2000;28:351-362. Cell organization under static conditions Cell organization under pulsatile conditions

Cell Alignment Higher magnification Chien, S. Am J Physiol Heart Circ Physiol 292: H1209-H1224 2007

Bioresorbable Scaffolds Will results be more durable? Restoration of natural vessel integrity and function may provide unique physiologic benefits to patients Restoration of epicardial coronary capacitance Undisturbed laminar flow Maintained arterial pulsatility Improved endothelial function May lead to reduced disease progression and longer-term suppression of adverse events

The REVA Solution Dissolves Unique Stent Geometry Unique Material

Stent's Purpose is to Allow Artery to "Remodel"

Our "Band-Aid" Drug-eluting (Sirolimus) Strong and Resilient Polymer Uniform Design ReZolve(tm) Sirolimus-Eluting Bioresorbable Stent

Goals of the REVA Program To develop a stent that provides the benefits of metal stents without their permanency Strength Maintain lumen (passage) in vessel Maintain support throughout healing process Performance Expansion range to accommodate "real world" clinical use Visibility Visualize entire stent during and after deployment Resorption Dissolves once its job is done leaving the patient free of a permanent implant Intent is to drive meaningful clinical benefits

REVA's Proprietary Technology 'Slide & Lock' design Ratchet design Strong Minimal recoil Tyrosine-derived polycarbonate Natural Tunable Visible Safe Sirolimus eluting Our Ratchet Concept Protected by 250+ patents

ReZolve(tm) Animation

Enhanced Test Methods Demonstrate Robustness

Fatigue Resistance Under Load

Strong Preclinical Evaluation More than 1,000 stents tested Resorbs and clears from body with no reaction All components thoroughly tested (stent, catheter, drug) ReZolve(tm) lumen area increases Data submitted for publication

ReZolve(tm) Stent Struts Resorb Over Time 36 Months 6 Months

OCT Images of Severe CPO Lesion Preclinical Simulated Lesion Model Pre-Stenting Note: after pre-dilation with balloon Post-Stenting

RESTORE Clinical Trial ReZolve Sirolimus-Eluting Bioresorbable Coronary Stent Initiated December 2011 50 Patient enrollment Sites in Brazil & Europe Principal Investigator: Dr. Alexandre Abizaid Primary Endpoint(s): Freedom from ischemic-driven target lesion revascularization at 6 months Quantitative measurements at 12 months (QCA/IVUS)

ReZolve Patient Case 90% Occlusion Post ReZolve Implant

ReZolve Patient Case IVUS and OCT Imaging

Historical Patient Case First Generation Device at 3-Year Follow-Up REVA's "Rembrandt"

Investing in REVA Traded on the ASX in Chess Depository Interests ("CDIs") ASX Code RVA.AX Piper Jaffray Health Care Conference 11/29/11

Thank you